UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2004

NASTECH PHARMACEUTICAL COMPANY INC.

(Exact name of registrant as specified in charter)

DELAWARE	0-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 Monte Villa Parkway
Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

425-908-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 23, 2004, Nastech Pharmaceutical Company Inc. (the “Registrant”) issued a press release in which it announced the Company has acquired exclusive worldwide rights to patents and patent applications from the University of Cincinnati covering analogs of Peptide YY, or peptide derivatives, in the fields of obesity, appetite suppression, reducing food intake, inducing weight loss and inducing satiety.

In connection with the foregoing, the Registrant hereby furnishes the following exhibit:

Item 9.01 Financial Statements and Exhibits

( c ) Exhibits.

Exhibit Number	Description
99.1	Press Release of Nastech Pharmaceutical Company Inc. dated November 23, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc. (Registrant)
By:	/s/ Gregory L. Weaver
	Name:	Gregory L. Weaver
	Title:	Chief Financial Officer

Dated:
November 23, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Nastech Pharmaceutical Company Inc. dated November 23, 2004.